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                                                                   Exhibit 15.1


To the Stockholders and Board of Directors of Crawford & Company:


We are aware of the incorporation by reference in the previously filed Registration Statement File Nos. 33-47536, 33-36116, 333-02051, 333-24425,
333-24427, 333-43740, 333-87465, and 333-87467 of Crawford & Company's Form
10-Q for the quarter ended June 30, 2002, which includes our report dated August 12, 2002 related to the unaudited interim financial information contained therein.


                                    /s/ Ernst & Young LLP


Atlanta, Georgia
August 12, 2002


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